UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2015 (October 19, 2015)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane,
Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) is being filed by NN, Inc. (“NN”) to provide the financial statements that were not included in the Current Report on Form 8-K filed by NN on October 20, 2015 (the “Original Report”), relating to the acquisition of all of the outstanding capital stock of Precision Engineered Products Holdings, Inc., a Delaware corporation (“PEP”), pursuant to that certain Stock Purchase Agreement, dated as of August 17, 2015 (the “Stock Purchase Agreement”), by and among NN, PEP and PEP Industries, LLC, a Delaware limited liability company.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were not included in the Original Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

PEP’s audited consolidated balance sheets at December 31, 2014 and 2013, and PEP’s audited consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2014, 2013 and 2012, together with the notes thereto and the independent auditors’ report thereon, are filed as Exhibit 99.1 hereto and are incorporated in this Amendment by reference.

PEP’s unaudited condensed consolidated balance sheets at September 25, 2015 and December 31, 2014, and PEP’s unaudited condensed consolidated statements of income, stockholders’ equity and cash flows for the three and nine months ended September 25, 2015 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated in this Amendment by reference.

(b)	Pro Forma Financial Information.

NN’s and PEP’s unaudited pro forma condensed combined balance sheet at September 30, 2015, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2014 and the nine months ended September 30, 2015 and the notes related thereto are furnished as Exhibit 99.3 hereto and are incorporated in this Amendment by reference.

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP, independent auditors.

99.1	Audited consolidated balance sheets of Precision Engineered Products Holdings, Inc. at December 31, 2014 and 2013, and the audited consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2014, 2013 and 2012, together with the notes thereto and the independent auditors’ report thereon.

99.2	Unaudited condensed consolidated balance sheets of Precision Engineered Products Holdings, Inc. at September 25, 2015 and December 31, 2014, and the unaudited condensed consolidated statements of income, stockholders’ equity and cash flows for the three and nine months ended September 25, 2015 and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet of NN, Inc. and Precision Engineered Products Holdings, Inc. at September 30, 2015, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2014 and the nine months ended September 30, 2015 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2015	NN, INC.

	By:	/s/ Matthew S. Heiter
Name: Matthew S. Heiter
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors.

99.1	Audited consolidated balance sheets of Precision Engineered Products Holdings, Inc. at December 31, 2014 and 2013, and the audited consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2014, 2013 and 2012, together with the notes thereto and the independent auditors’ report thereon.

99.2	Unaudited condensed consolidated balance sheets of Precision Engineered Products Holdings, Inc. at September 25, 2015 and December 31, 2014, and the unaudited condensed consolidated statements of income, stockholders’ equity and cash flows for the three and nine months ended September 25, 2015 and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet of NN, Inc. and Precision Engineered Products Holdings, Inc. at September 30, 2015, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2014 and the nine months ended September 30, 2015 and the notes related thereto.